                                 ONE FUND, INC.

                         SUPPLEMENT JUNE 18, 1999 TO THE
                        PROSPECTUS DATED NOVEMBER 1, 1998



This prospectus supplement discloses changes to the November 1, 1998 prospectus. These include:

>        a plan of merger for certain portfolios

> a new sub-advisory agreement and fees for the International and Global Contrarian portfolios

> a new portfolio co-manager and sub-advisory fees for the Core Growth portfolio

>        new portfolio managers for the Growth and Small Cap portfolios


PLAN OF MERGER

The Board of Directors has approved a plan of merger and liquidation under which, if approved by the shareholders of the portfolios to be merged and liquidated, the Global Contrarian portfolio will be merged into the International portfolio, and the Tax-Free Income portfolio will be merged into the Income portfolio.

If the mergers are approved by the owners of a majority of the outstanding shares of each of the Global Contrarian and Tax-Free Income portfolios (the "liquidating" portfolios), each shareholder of the Global Contrarian portfolio shall receive a number of shares, including fractional shares, of the International portfolio equal in dollar value to the number of whole and fractional shares the shareholder owns in the Global Contrarian portfolio, and each shareholder of the Tax-Free Income portfolio shall receive a number of shares, including fractional shares, of the Income portfolio equal in dollar value to the number of whole and fractional shares the shareholder owns in the Tax-Free Income portfolio. The two liquidating portfolios will then be terminated.


FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

The sub-adviser of the International and Global Contrarian portfolios is Federated Global Investment Management Corp. ("FGIM"). It has replaced Societe Generale Asset Management Corp. ("SGAM"). The sub-advisory fees paid by the Adviser to FGIM for the International portfolio are at an annual rate of 0.40% of the first $200 million of the average daily total net assets and 0.35% of average daily total net assets in excess of $200 million of that portfolio. The Adviser is waiving 0.05% of its 0.90% investment advisory fee for the International portfolio. The sub-advisory fee for the Global Contrarian portfolio is 0.75% of the first $100 million and 0.65% of average daily total net assets in excess of $100 million of that portfolio.

All references in the prospectus to SGAM are changed to FGIM.

The lead portfolio manager of the International and Global Contrarian portfolios is Drew Collins, senior vice president of FGIM. Mr. Collins has directed portfolio management and investment research of global equity and fixed income funds for FGIM since 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.


CORE GROWTH PORTFOLIO

The Sub-Advisory Agreement with PBA has been amended to provide for the Adviser to pay PBA fees accruing at the following rates on and after January 1, 1999:
0.65% of the first $50 million of the average daily net assets of the Core Growth Portfolio, 0.60% of the next $100 million and 0.50% of all average daily net assets in excess of $150 million.

The portfolio manager of the Core Growth portfolio is Jeffrey A. Wrona. He is also the portfolio manager of the PBHG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for PBA since 1997. Prior to that he was a senior portfolio manager at Munder Capital Management for seven years, and before that he was a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration from the University of Michigan.


GROWTH PORTFOLIO

The portfolio manager of the Growth portfolio is now Stephen Komrska. He is an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that, he was a fixed income analyst and high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan.


SMALL CAP PORTFOLIO

The portfolio manager of the Small Cap portfolio is now Stephen Williams. Mr. Williams continues to be portfolio manager of the Income & Growth portfolio.






                                       2